Exhibit 99.1

P R E S S R E L E A S E
Contact: Investor Relations 804.289.9709	BRINK’S CORPORATE The Brink’s Company 1801 Bayberry Court Richmond, VA 23226-8100 USA

Brink’s Acquires NoteMachine for Approximately $179 Million to
Accelerate ATM Managed Services Strategy
Supports Growth Initiatives, Expected to be Accretive to Earnings
Balanced Capital Allocation Strategy Includes Share Repurchases in Third Quarter

RICHMOND, Va., Oct. 3, 2022 (GLOBE NEWSWIRE) – The Brink’s Company (NYSE:BCO) today announced its acquisition of NoteMachine, one of the leading ATM networks in the United Kingdom, for approximately $179 million or 5.0 times adjusted EBITDA. For the fiscal year ended June 30, 2022, NoteMachine generated revenue of approximately $131 million and adjusted EBITDA of approximately $36 million at current exchange rates. The acquisition is expected to be accretive to earnings in the first year and was financed using available cash and Brink’s existing credit facility.

Headquartered in Crickhowell, United Kingdom, NoteMachine manages more than 9,000 ATMs. The acquisition expands the footprint of Brink’s ATM managed services business to approximately 130,000 ATMs worldwide.

“We have been actively growing our ATM managed services business, both organically and inorganically, and this is an important step in the execution of our long-term strategy,” said Mark Eubanks, president and CEO of Brink’s. “NoteMachine’s expertise, monitoring and dispatch center, and software technology infrastructure will be of great strategic value in supporting the growth of our global ATM operations, especially those in Europe.”

David Dove, leader of Brink’s global ATM managed services business, will oversee and support NoteMachine’s management team. “We will leverage NoteMachine’s fully integrated model, including its global TestLink parts business, to support growth across both financial institution and retail customer segments,” said Dove.

Philip Bowcock, CEO of NoteMachine, said, “Brink’s is a global leader in tech-enabled cash management, with a strong presence in ATM outsourcing. This is absolutely the right direction for NoteMachine, our customers and our employees,” said Bowcock, who has been working closely with NoteMachine’s existing ownership group, including majority shareholder Corsair Capital, which will exit the business.

“Under Corsair’s ownership, NoteMachine has made significant progress, and Brink’s will build on that momentum with greater scale to drive sustainable organic growth,” said Bowcock.

Balanced Capital Allocation Strategy Includes Share Repurchases in Q3
In the third quarter of 2022, Brink’s repurchased a total of 501,560 shares of its common stock for an aggregate of $27.3 million and an average price per share of $54.36 under its previously authorized share repurchase program.

“Our ongoing plan to continue repurchasing shares demonstrates the confidence we have in our future growth and is consistent with our capital allocation strategy,” said Eubanks. “Our strong balance sheet and cash flow give us the flexibility to return capital to shareholders as we continue to invest in growing our business.”

The company expects to continue repurchases under its current $250 million share repurchase authorization, at the discretion of management, including through open market transactions pursuant to trading plans in accordance with Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, as amended, on an opportunistic basis or through other arrangements, subject to market conditions and applicable securities laws. Under the current share repurchase authorization, Brink’s is not obligated to repurchase any specific amount or number of shares. The company now has approximately $223 million remaining under this authorization.

Information about the company’s repurchases made through the end of the third quarter will be available in its Quarterly Report on Form 10-Q for the period ended Sept. 30, 2022.

About The Brink’s Company
The Brink’s Company (NYSE:BCO) is the global leader in total cash management, route-based secure logistics and payment solutions including cash-in-transit, ATM services, cash management services (including vault outsourcing, money processing and intelligent safe services), and international transportation of valuables. Our customers include financial institutions, retailers, government agencies, mints, jewelers and other commercial operations. Our global network of operations in 53 countries serves customers in more than 100 countries. For more information, please visit our website at www.brinks.com or call 804-289-9709.

About NoteMachine
NoteMachine is the second largest provider of ATMs in the United Kingdom, operating over 9,000 machines on a free or pay-to-use basis that process more than 29 million transactions every month and £14bn in cash each year. As a vertically integrated ATM operator, NoteMachine uses its own cash center, engineering and processing infrastructure to provide an end-to-end solution for independent retailers, national accounts and financial institutions. Corsair, a financial services investor focused on payments, software and business services, has worked closely with the company and its management since acquisition in order to successfully build a leading operator within United Kingdom ATMs.

Forward-Looking Statements
This release contains forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to: future results of the NoteMachine business and the impact on Brink’s results, acquisition-related synergies, the addition of ATM customers in other markets, and expected share repurchase activity by the company. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated.

Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; general economic issues, including supply chain disruptions, fuel price increases, inflation, and changes in interest rates; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information, including from a cybersecurity incident; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions (including political conflict or unrest), regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including labor shortages negotiations with organized labor and work stoppages; pandemics (including the ongoing Covid-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of Covid-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the American Rescue Plan Act and Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations.

This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2021, and in related disclosures in our other public filings with the Securities and Exchange Commission. The forward-looking information included in this document is representative only as of the date of this document and The Brink's Company undertakes no obligation to update any information contained in this document.

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